Summary Prospectus 2014 BMO Mid-Cap Growth Fund

As of December 27, 2013, as supplemented May 27, 2014

Class Y MRMSX	Class I MRMIX	Class A BGMAX	Class R-3 BMGDX	Class R-6 BMGGX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at bmofunds.com/documents/equity. You can also get this information at no cost by calling 1-800-236-FUND (3863), by sending an email request to bmofundsus.services@bmo.com, or by asking your broker/dealer, investment professional, or financial institution. The Fund’s Prospectus and Statement of Additional Information, both dated December 27, 2013, as supplemented May 27, 2014 are incorporated by reference into this Summary Prospectus.

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares—Sales Charge” on page 116 of this Prospectus and under “How to Buy Shares—Waivers and Reductions of Sales Charges—Class A Shares” beginning on page 117 of this Prospectus and “How to Buy Shares” beginning on page B-42 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class A	Class R-3	Class R-6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	None	1.00%	None	None
Redemption Fee	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.69%	0.69%	0.69%	0.69%	0.69%
Distribution (12b-1) Fees	None	None	0.25%	0.50%	None
Other Expenses(2)	0.52%	0.27%	0.27%	0.27%	0.12%
Total Annual Fund Operating Expenses(3)	1.21%	0.96%	1.21%	1.46%	0.81%

(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.

(2)	“Other Expenses” for the Class A, R-3, and R-6 shares are based on estimated amounts for the current fiscal year.

(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 1.24% for Class Y, 0.99% for Class I, 1.24% for Class A, 1.49% for Class R-3, and 0.84% for Class R-6 through December 31, 2015. This expense limitation agreement may not be terminated prior to December 31, 2015 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement. Applicable rules require fund expense tables to reflect Acquired Fund Fees and Expenses, which represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies, including business development companies. Expenses of business development companies are similar to expenses paid by any operating company held by the Fund. These expenses are not direct costs paid by Fund shareholders, do not impact costs associated with fund operations and are not included in the Fund’s financial statements. For the fiscal year ended August 31, 2013, the indirect expenses attributable to the Fund’s investments in business development companies were 0.18%. The Total Annual Fund Operating Expenses in the table have not been revised to reflect such investments in business development companies because, as of November 14, 2013, the Fund no longer holds or invests in business development companies.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class A	Class R-3	Class R-6
1 Year	$123	$98	$617	$149	$83
3 Years	$384	$306	$865	$462	$259
5 Years	$665	$531	$1,132	$797	$450
10 Years	$1,466	$1,178	$1,893	$1,746	$1,002

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in growth-oriented common stocks of medium-sized U.S. companies similar in size, at the time of purchase, to those within the Russell Midcap® Growth Index. The largest company by market capitalization in the Russell Midcap® Growth Index was approximately $32.8 billion as of January 31, 2014 and the median market capitalization of companies in the Index as of the same period was $6.2 billion.

www.bmofundsus.com

Summary Prospectus 2014 BMO Mid-Cap Growth Fund

As of December 27, 2013, as supplemented May 27, 2014

Class Y MRMSX	Class I MRMIX	Class A BGMAX	Class R-3 BMGDX	Class R-6 BMGGX

The Adviser selects stocks of companies with growth characteristics, including companies with above average earnings growth potential and companies where significant changes are taking place, such as new products, services, methods of distribution, or overall business restructuring.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. If the value of the Fund’s investments goes down, you may lose money.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Style Risks. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock, and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class Y—Annual Total Returns (calendar years 2004-2013)

The return for the Class Y shares of the Fund from January 1, 2014 through March 31, 2014 was 0.84%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2010	17.17%
Worst quarter	12/31/2008	(22.02)%

Average Annual Total Returns through 12/31/13(1)

	1 Year	5 Year	10 Year/Since Inception
Class Y
Return Before Taxes	28.83%	20.71%	9.19%
Return After Taxes on Distributions	23.88%	19.55%	8.58%
Return After Taxes on Distributions and Sale of Fund Shares	18.08%	16.75%	7.44%
Class I (Inception 1/31/08)
Return Before Taxes	29.11%	21.03%	9.72%
RMCGI (reflects no deduction for fees, expenses or taxes)	35.75%	23.38%	9.77%
LMCGFI (reflects deduction of fees and no deduction for sales charges or taxes)	36.52%	21.31%	9.49%

(1)	Because Class A, Class R-3, and Class R-6 shares have not been offered for a full calendar year, the information provided represents returns of Class Y and Class I shares. Class A (without the reflection of the payment of sales charges), Class R-3, and Class R-6 shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. The performance of Class A shares (without the reflection of the payment of sales charges) will be the same as the Class Y shares because the Class A and Class Y shares have the same Total Annual Fund Operating Expenses. However, Class A shares do charge a front-end sales charge, so the performance of Class A reflecting the payment of sales charges would be lower than Class I shares. The performance of Class R-3 and R-6 shares will be different from the Class Y and Class I shares (Class R-3 shares’ performance will be lower and Class R-6 shares’ performance will be higher) because they have different Total Annual Fund Operating Expenses.

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Summary Prospectus 2014 BMO Mid-Cap Growth Fund

As of December 27, 2013, as supplemented May 27, 2014

Class Y MRMSX	Class I MRMIX	Class A BGMAX	Class R-3 BMGDX	Class R-6 BMGGX

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I, Class A, Class R-3, and Class R-6 will vary.

The Russell Midcap® Growth Index (RMCGI) measures the performance of those companies included in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. Those companies are also included in the Russell 1000® Growth Index.

The Lipper Mid-Cap Growth Funds Index (LMCGFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Patrick M. Gundlach and Kenneth S. Salmon co-manage the Fund. Mr. Gundlach, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 2004 and has co-managed the Fund since July 2007. Mr. Salmon, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 2000 and has co-managed the Fund since December 2004.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y and Class A shares and $2,000,000 for Class I shares. For Class Y and Class A, the minimum subsequent purchase amount is $50.

Eligible retirement plans generally may open an account and purchase Class R-3 and R-6 shares by contacting BMO Funds U.S. Services. Please contact your plan administrator or recordkeeper in order to sell (redeem) shares from your retirement plan.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that are expected to be taxed primarily as long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Summary Prospectus 2014 BMO Mid-Cap Growth Fund

As of December 27, 2013, as supplemented May 27, 2014

Class Y MRMSX	Class I MRMIX	Class A BGMAX	Class R-3 BMGDX	Class R-6 BMGGX

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